Significant events after the Statement of Financial Position date	12 Months Ended
Dec. 31, 2017
Events After Reporting Period [Abstract]
Significant events after the Statement of Financial Position date
Significant events after the Statement of Financial Position date

On December 29, 2017, we approved a 2017 Founder Preferred Share Dividend in an aggregate of 8,705,890 ordinary shares. The dividend price used to calculate the 2017 Founder Preferred Shares Annual Dividend Amount was $16.6516 (calculated based upon the volume weighted average price for the last ten trading days of 2017) and the Ordinary Shares were issued on January 2, 2018.
On January 17, 2018 we entered into an agreement to acquire Green Isle Foods Ltd. including the Goodfella's and San Marco brands, in an all cash deal valued at £200 million (approximately €225 million). We anticipate this acquisition to be completed in the second quarter of 2018 and we expect this will enlarge our portfolio of brands to include the number one and number two market share positions within the frozen pizza category in Ireland and the UK, a successful frozen private label pizza business, and two frozen pizza manufacturing facilities. The purchase price of the acquisition is expected to be funded through cash on hand.
In 2016, we announced the closure of our factory and pea processing operations in Bjuv, Sweden, and operations ceased in the first half of 2017 with production transferred to other factories in the Group’s network. In early 2018, we signed an agreement with Foodhills AB who will acquire the buildings and parts of the premises with the intention to develop a food production area. Legal handover of the site is scheduled for March 1, 2018. The purchase price could be up to 85 million SEK (approximately €8.6 million), but is subject to liabilities and warranties in the framework of the transaction.